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                                                                   EXHIBIT 10.14


                                 AMENDMENT NO. 1
                                       TO
                              CONSULTING AGREEMENT



This Amendment No. 1, effective the 1st day of October, 1997, is made to that certain Consulting Agreement between WESTERN ATLAS INC. (hereinafter "Company") and JOSEPH T. CASEY, dated August 1, 1996 (hereinafter called the "Agreement").

WHEREAS, the parties to the Agreement wish to extend the Duration of the Agreement described in the Agreement for a term of one (1) year beginning on October 1, 1997 at a Minimum Annual Fee of $150,000 and to amend the designated Point of Contact.

NOW, THEREFORE, by mutual agreement of the parties, the Agreement is hereby amended as follows:

         1.       Duration:

         The date "October 1, 1996" which appears in numbered Paragraph 3 is hereby changed to read "October 1, 1997".

         2.       Point of Contact:

         The designated Point of Contact, "Alton J. Brann, Chief Executive of the Company", set forth in Paragraph 1(b), is hereby changed to read "Chief Executive Officer of the Company".

         3.       Compensation and Payment:

         For the new term which shall begin on October 1, 1997 and terminate on September 30, 1998, the Minimum Annual Fee shall again be $150,000, payable in monthly installments of $12,500.00 per month with all other terms and conditions remaining unchanged.

         4.       Notices:

         The addressee of any Notice to the Company under Paragraph 10 identified to be "Alton J. Brann, Chairman of the Board and Chief Executive Officer, Western Atlas Inc., 360 North Crescent Drive, Beverly Hills, California 90210", is hereby changed to read "Chief Executive Officer, Western Atlas Inc., 10205 Westheimer Road, Houston, Texas 77251-1407".

         5.       Other Terms and Conditions:

         Except as modified herein all terms and conditions of the Agreement shall remain in full force and effect as originally written.

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         IN WITNESS WHEREOF, the parties hereto have signed and delivered this
Amendment No. 1 as of the date first written above.



   CONSULTANT                                  WESTERN ATLAS INC.



By: /s/ Joseph T. Casey                     By: /s/ Alton J. Brann
   ---------------------------------           ---------------------------------
      Joseph T. Casey                             Alton J. Brann
                                                  Chairman and Chief Executive
                                                  Officer

Dated:     9/16/97                          Dated:
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